FIFTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of May 9, 2019 (the "Effective Date"), by and between HENNESSY ADVISORS, INC., a California corporation ("Borrower"), Lenders from time to time party to the Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), as Administrative Agent (in such capacity, "Agent"); and has reference to the following facts and circumstances (the "Recitals"):

A. Borrower, Lenders and Agent executed the Term Loan Agreement dated as of September 17, 2015, as amended by the First Amendment to Term Loan Agreement dated as of September 19, 2016, the Second Amendment to Term Loan Agreement dated as of November 16, 2017, the Third Amendment to Term Loan Agreement dated as of November 30, 2017 and the Fourth Amendment to Term Loan Agreement dated as of September 20, 2018 (as previously amended and as amended by this Amendment, the "Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment and prior amendments).

B. As of the Effective Date, the outstanding principal balance of the Loan is $18,958,333.48 (U.S. Bank- $10,833,333.48; ZB, N.A., d/b/a California Bank & Trust, the successor by merger to California Bank & Trust- $8,125,000 ).

C. Borrower, Lender and Agent agree to extend the Maturity Date and to further amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, Lender and Agent agree as follows:

1. Recitals.  The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2. Amendment to Agreement.  As of the Effective Date, the Agreement is amended as follows:

(a) The pricing grid in the definition of "Applicable Margin", in Section 1.01 (Definitions) of the Agreement is deleted and replaced with the following:

Pricing Tier	If the Consolidated Debt to Consolidated EBITDA Ratio is, then	Applicable Margin for Base Rate Advances is	Applicable Margin for LIBOR Advances is

1	> 1.25 to 1.00	0.75%	2.75%

2	< 1.25 to 1.00 but > 1.00 to 1.00	0.50%	2.50%

3	< 1.00 to 1.00	0.25%	2.25%

(b) The definition of "Maturity Date" in Section 1.01 (Definitions) of the Agreement is deleted and replaced with the following:

Maturity Date shall mean May 9, 2022, or earlier if accelerated pursuant to Section 6 below.

(c) The following definitions of "AUM", "Equity Interests" and "Fifth Amendment Effective Date" are added to Section 1.01 (Definitions) of the Agreement:

AUM shall mean the total regulatory assets of Borrower and/or its Subsidiaries under management, calculated in accordance with SEC Form ADV, Part 1A, Item 5.F, on any given day.

Equity Interests shall mean all shares, interests or other equivalents, however designated, of or in a corporation, limited liability company, or partnership, whether or not voting, including but not limited to common stock, membership interests, partnership interests and warrants, but excluding any debt securities or other Indebtedness convertible into such Equity Interests.

Fifth Amendment Effective Date is May 9, 2019.

(d) The following is added to the Agreement as Section 1.05 (Divisions).

1.05 Divisions.  For all purposes under the Transaction Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws):  (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(e) Clause (ii) of Section 2.13(a) (Increased Costs) of the Agreement is amended to replace "the date hereof" appearing therein with "the Fifth Amendment Effective Date."

(f) Sections 2.12 (Illegality) and 2.15 (Capital Adequacy) of the Agreement are amended to replace "the date of this Agreement" appearing therein with "the Fifth Amendment Effective Date."

(g) Clause (ii) of Section 4.04 (Financial Statements) of the Agreement is deleted and replaced with the following:

(ii) there has been no change in the financial condition or results of operation of Borrower since September 30, 2018 which had a Material Adverse Effect.

(h) The following is added to the Agreement as Section 5.01(o)(iii) (Minimum AUM):

(iii) Minimum AUM.  At all times, Borrower will have AUM in the amount of at least $3,750,000,000, certified as of the last day of each fiscal quarter.  Borrower shall provide written notice to Lender within five (5) Business Days if at any time AUM drops below $3,750,000,000.

(i) Schedule 2.01 (Commitments) to the Agreement is deleted and replaced with Schedule 2.01 attached to this Amendment.

(j) Schedule 2.03 (Authorized Persons) to the Agreement is deleted and replaced with Schedule 2.03 attached to this Amendment.

(k) Schedule 4.22 (Hennessy Advisory Agreements) to the Agreement is deleted and replaced with Schedule 4.22 attached to this Amendment.

(l) The following is added to the end of Schedule 1 to the end of Exhibit C (Form of Compliance Certificate) of the Agreement:

E. Minimum AUM (Section 5.01(o)(iii)
(as of the fiscal quarter period ending ______, 20__)

AUM $______

[Minimum AUM under Section 5.01(o)(iii)- $3,750,000,000]

3. Amendment to Note.  As of the Effective Date, (a) the Note payable to ZB, N.A., d/b/a California Bank & Trust, the successor by merger to California Bank & Trust (the "ZB, N.A. Note"), is cancelled, (b) the dollar amount referenced at the top of the Note payable to U.S. Bank is deleted and replaced with "$18,958,333.48", and (c) the first paragraph on page 1 of the Note payable to U.S. Bank is deleted and replaced with the following:

FOR VALUE RECEIVED, as of the Fifth Amendment Effective Date, the undersigned, HENNESSY ADVISORS, INC., a California corporation ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Lender"), the principal sum of Eighteen Million Nine Hundred Fifty-Eight Thousand Three Hundred Thirty-Three and 48/100 Dollars ($18,958,333.48) in:  (a) 36 equal consecutive monthly installments, each in the amount of $364,583.33, due and payable on the first day of each month, commencing on June 1, 2019; and (b) the 37th and final installment in the amount of the then outstanding and unpaid principal balance of this Term Loan Promissory Note (this "Note") due and payable on May 9, 2022.

4. Assignment and Assumption.  ZB, N.A., d/b/a California Bank & Trust, the successor by merger to California Bank & Trust ("Assignor"), U.S. Bank, Borrower and Agent shall execute the Assignment and Assumption Agreement dated as of the Effective Date (the "Assignment and Assumption"), in which Assignor will assign to U.S. Bank all of the rights of Assignor under the Agreement in respect of its Commitment and its Pro Rata Share of the Loan.  Upon execution by all parties of the Assignment and Assumption and the payment by U.S. Bank to Assignor of the amount set forth in the Assignment and Assumption, "Lender" and "Lenders", as used in the Loan Agreements, shall mean U.S. Bank only.

5. Costs and Expenses.  Borrower agrees to reimburse Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, Attorneys' Fees) incurred by Lenders in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Agreement.  Borrower further agrees to pay or reimburse Agent and Lenders:  (a) for any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents; and (b) for the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.  All of the obligations of Borrower under this Section 5 shall survive the payment of Borrower's Obligations, the Maturity Date, and the termination of the Agreement.

6. References to the Agreement.  All references in the Agreement to "this Agreement", "the Agreement" and any other references of similar import shall mean the Agreement as previously amended and as amended by this Amendment.

7. Full Force and Effect.  Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.

8. Benefit.  The Agreement and the other Transaction Documents shall be binding upon and inure to the benefit of Borrower, Lenders, Agent and their respective successors and permitted assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement and the other Transaction Documents as amended by this Amendment.

9. Representations and Warranties.  Borrower represents and warrants to Lender and Agent that as of the Effective Date:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action on the part of Borrower and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or the Second Amended and Restated Bylaws of Borrower, any applicable Laws, order, writ, judgment or decree of any court or Governmental Authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar Laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) upon giving effect to the terms of this Amendment, all of the representations and warranties made by Borrower in the Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true or correct in all material respects on and as of such earlier date;

(e) no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing; and

(f) there has been no change in the financial condition or results of operations of Borrower since March 31, 2019, which had a Material Adverse Effect.

10. Inconsistency.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

11. Governing Law.  This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

12. Electronic Imaging.  Borrower acknowledges the receipt of copies of the Agreement, the Note, this Amendment and all other Transaction Documents.  Agent may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the Agreement, the Note, this Amendment and any or all of the Transaction Documents.  Agent may store the electronic image of the Agreement, the Note, this Amendment and any other Transaction Document in its electronic form and then destroy the paper original as part of Agent's normal business practices, with the electronic image deemed to be an original.

13. Notice Required by Section 432.047 R.S. Mo.  ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

 14. Conditions Precedent.  Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received the following, all in form and substance reasonably acceptable to Agent:

(a) this Amendment, duly executed by Borrower, Agent and Lender;

(b) the Assignment and Assumption, duly executed by Assignor, Borrower, Agent and Lender;

(c) the Certificate of Secretary (with the form of a Unanimous Written Consent Action of the Board of Directors attached thereto), duly certified by the Secretary of Borrower;

(d) a current certificate of good standing for Borrower, issued by the California Secretary of State (or other evidence of good standing acceptable to Lender);

(e) the original of the ZB, N.A. Note, which shall be cancelled; and

(f) such other documents and information as reasonably requested by Agent.

Borrower, Lender and Agent executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
FIFTH AMENDMENT TO TERM LOAN AGREEMENT

HENNESSY ADVISORS, INC.

By:   /s/ Tersa Nilsen
Name:  Teresa Nilsen
Title:  President

SIGNATURE PAGE- AGENT AND U.S. BANK
FIFTH AMENDMENT TO TERM LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as Agent and Lender

By:    /s/ Barry K. Chung
 Name:  Barry K. Chung
Title:  Senior Vice President